EX-99.n.1

Delaware Investments Family of Funds

Amended and Restated
Multiple Class Plan Pursuant to Rule 18f-3
Effective: September 25, 2014

This Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees of each of the investment companies listed on Appendix A as may be amended from time to time (each individually a “Fund” and, collectively, the “Funds”), including a majority of the Trustees who are not interested persons of each Fund, pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “Act”). The Board of each Fund has determined that the Plan, including the allocation of expenses, is in the best interests of the Fund as a whole, each series of shares offered by such Fund (individually and collectively the “Series”) where the Fund offers its shares in multiple series, and each class of shares offered by the Fund or Series, as relevant. The Plan sets forth the provisions relating to the establishment of multiple classes of shares for each Fund and, if relevant, its Series. To the extent that a subject matter set forth in this Plan is covered by a Fund's Agreement and Declaration of Trust or By-Laws, such Agreement and Declaration of Trust or By-Laws will control in the event of any inconsistencies with descriptions contained in this Plan.

The term “Portfolio,” when used in this Plan in the context of a Fund that offers only a single series of shares, shall be a reference to the Fund, and when used in the context of a Fund that offers multiple series of shares, shall be a reference to each series of such Fund.

CLASSES

1. Appendix A to this Plan describes the classes to be issued by each Portfolio and identifies the names of such classes.

FRONT-END SALES CHARGE

2. Class A shares carry a front-end sales charge as described in the Funds' relevant prospectuses; and Class C, Class R, Class R6, Institutional Class and Class L shares are sold without a front-end sales charge.

CONTINGENT DEFERRED SALES CHARGE

3. Class A shares are not subject to a contingent deferred sales charge (“CDSC”), except as described in the Funds' relevant prospectuses.

4. Class C shares are subject to a CDSC as described in the Funds' relevant prospectuses.

5. As described in the Funds' relevant prospectuses, the CDSC for each class declines to zero over time and is waived in certain circumstances. Shares that are subject to a CDSC age one month at the end of the month in which the shares were purchased, regardless of the specific date during the month that the shares were purchased.

6. Class R, Class R6, Institutional Class and Class L shares are not subject to a CDSC.

RULE 12b-1 PLANS

7. In accordance with the Rule 12b-1 Plan for the Class A shares of each Portfolio, each Fund shall pay to Delaware Distributors, L.P. (the “Distributor”) a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution services. The monthly fee shall be reduced by the aggregate sums paid by or on behalf of such Portfolio to persons other than broker-dealers pursuant to shareholder servicing agreements.

8. In accordance with the Rule 12b-1 Plan for the Class C shares of each Portfolio, each Fund shall pay to the Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution services. In addition to these amounts, the Fund shall pay (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount not to exceed the maximum rate set forth in Appendix A for shareholder support services pursuant to dealer or servicing agreements.

9. In accordance with the respective Rule 12b-1 Plan for the Class R shares of each Portfolio, each Fund shall pay to the Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution and shareholder support services. The monthly fee shall be reduced by the aggregate sums paid by or on behalf of such Portfolio to persons other than broker-dealers pursuant to shareholder servicing agreements.

10. A Rule 12b-1 Plan has not been adopted for the Class R6, Institutional Class and Class L shares of any Portfolio (or any Fund in Delaware Pooled Trust, other than The Real Estate Investment Trust Portfolio as applicable).

ALLOCATION OF EXPENSES

11. Each Fund shall allocate to each class of shares of a Portfolio any fees and expenses incurred by the Fund in connection with the distribution or servicing of such class of shares under a Rule 12b-1 Plan, if any, adopted for such class. In addition, each Fund reserves the right, subject to approval by the Fund's Board of Trustees, to allocate fees and expenses of the following nature to a particular class of shares of a Portfolio (to the extent that such fees and expenses actually vary among each class of shares or vary by types of services provided to each class of shares of the Portfolio):

(i)	transfer agency and other recordkeeping costs;

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(ii)	Securities and Exchange Commission and blue sky registration or qualification fees;

(iii)	printing and postage expenses related to printing and distributing class-specific materials, such as shareholder reports, prospectuses and proxies to current shareholders of a particular class or to regulatory authorities with respect to such class of shares;

(iv)	audit or accounting fees or expenses relating solely to such class;

(v)	the expenses of administrative personnel and services as required to support the shareholders of such class;

(vi)	litigation or other legal expenses relating solely to such class of shares;

(vii)	Trustees' fees and expenses incurred as a result of issues relating solely to such class of shares; and

(viii)	other expenses subsequently identified and determined to be properly allocated to such class of shares.

12. (a) Daily Dividend Portfolios. With respect to Portfolios that declare a dividend to shareholders on a daily basis, all expenses incurred by a Portfolio will be allocated to each class of shares of such Portfolio on the basis of “settled shares” (net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable) of each class in relation to the net assets of the Portfolio, except for any expenses that are allocated to a particular class as described in paragraph 11 above.

(b) Non-Daily Dividend Portfolios. With respect to Portfolios that do not declare a dividend to shareholders on a daily basis, all expenses incurred by a Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio, except for any expenses that are allocated to a particular class as described in paragraph 11 above.

ALLOCATION OF INCOME AND GAINS

13. (a) Daily Dividend Portfolios. With respect to Portfolios that declare a dividend to shareholders on a daily basis, income will be allocated to each class of shares of such Portfolio on the basis of settled shares of each class in relation to the net assets of the Portfolio, and realized and unrealized capital gains and losses of the Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio.

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(b) Non-Daily Dividend Portfolios. With respect to Portfolios that do not declare a dividend to shareholders on a daily basis, income and realized and unrealized capital gains and losses of a Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio.

EXCHANGES

14. Holders of Class A, Class C, Class R, Class R6, Institutional Class and Class L shares of a Portfolio shall have such exchange privileges as set forth in the relevant prospectuses and statements of additional information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Funds' prospectuses and statements of additional information. Exchanges cannot be made between open-end and closed-end funds within the Delaware Investments Family of Funds.

OTHER PROVISIONS

15. Each class will vote separately with respect to the Rule 12b-1 Plan related to that class.

16. On an ongoing basis, the Trustees, pursuant to their fiduciary responsibilities under the Act and otherwise, will monitor each Portfolio for the existence of any material conflicts between the interests of all the classes of shares offered by such Portfolio. The Trustees, including a majority of the Trustees who are not interested persons of each Fund, shall take such action as is reasonably necessary to eliminate any such conflict that may develop. The Manager and the Distributor shall be responsible for alerting the Board to any material conflicts that arise.

17. As described more fully in the Funds' relevant prospectuses, broker-dealers that sell shares of each Portfolio will be compensated differently depending on which class of shares the investor selects.

18. Each Fund reserves the right to increase, decrease or waive the sales charge imposed on any existing or future class of shares of each Portfolio within the ranges permissible under applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the rules of the Financial Industry Regulatory Authority (“FINRA”), as such rules may be amended or adopted from time to time. Each Fund may in the future alter the terms of the existing classes of each Portfolio or create new classes in compliance with applicable rules and regulations of the SEC and FINRA.

19. All material amendments to this Plan must be approved by a majority of the Trustees of each Fund affected by such amendments, including a majority of the Trustees who are not interested persons of the Fund.

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Initially Effective as of November 16, 2000
Amended as of September 19-20, 2001
Amended as of November 1, 2001
Amended as of May, 2003
Amended as of October 31, 2005
Amended as of August 31, 2006
Amended as of February 18, 2010
Amended and restated as of September 25, 2014
Amended as of February 25, 2016

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APPENDIX A,
updated as of February 25, 2016

	Maximum Annual	Maximum Annual
	Distribution Fee	Shareholder Servicing	Years
Fund/Class	(as a percentage of	Fee (as a percentage of	To
	average daily net	average daily net	Conversion
	assets of class)	assets of class)
Delaware Group® Equity Funds I
Delaware Mid Cap Value Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Cash Reserve
Delaware Investments Ultrashort Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class L	N/A	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Equity Funds II
Delaware Value® Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Equity Funds IV
Delaware Healthcare Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Smid Cap Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Equity Funds V
Delaware Dividend Income Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Small Cap Core Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Small Cap Value Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A

	Maximum Annual	Maximum Annual
	Distribution Fee	Shareholder Servicing	Years
Fund/Class	(as a percentage of	Fee (as a percentage of	To
	average daily net	average daily net	Conversion
	assets of class)	assets of class)
Delaware Group® Income Funds
Delaware Corporate Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Diversified Floating Rate Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Extended Duration Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware High-Yield Opportunities Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Limited-Term Government Funds
Delaware Limited-Term Diversified Income Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Government Fund
Delaware Core Plus Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Emerging Markets Debt Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A

	Maximum Annual	Maximum Annual
	Distribution Fee	Shareholder Servicing	Years
Fund/Class	(as a percentage of	Fee (as a percentage of	To
	average daily net	average daily net	Conversion
	assets of class)	assets of class)
Delaware Group® State Tax-Free Income Trust
Delaware Tax-Free Pennsylvania Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Tax Free Fund
Delaware Tax-Free USA Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Tax-Free USA Intermediate Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Global & International Funds
Delaware Emerging Markets Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Focus Global Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Global Value Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware International Value Equity Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Macquarie Asia Select Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A

	Maximum Annual	Maximum Annual
	Distribution Fee	Shareholder Servicing	Years
Fund/Class	(as a percentage of	Fee (as a percentage of	To
	average daily net	average daily net	Conversion
	assets of class)	assets of class)
Delaware Group® Adviser Funds
Delaware Diversified Income Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Global Real Estate Opportunities Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware U.S. Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Group® Foundation Funds
Delaware Foundation® Conservative Allocation Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Foundation® Growth Allocation Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Foundation® Moderate Allocation Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A

	Maximum Annual	Maximum Annual
	Distribution Fee	Shareholder Servicing	Years
Fund/Class	(as a percentage of	Fee (as a percentage of	To
	average daily net	average daily net	Conversion
	assets of class)	assets of class)
Delaware Pooled® Trust
The Real Estate Investment Trust Portfolio
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Voyageur Insured Funds
Delaware Tax-Free Arizona Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Voyageur Intermediate Tax Free Funds
Delaware Tax-Free Minnesota Intermediate Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Voyageur Mutual Funds
Delaware Minnesota High-Yield Municipal Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware National High-Yield Municipal Bond Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Tax-Free California Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Tax-Free Idaho Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Tax-Free New York Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Voyageur Mutual Funds II
Delaware Tax-Free Colorado Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A

	Maximum Annual	Maximum Annual
	Distribution Fee	Shareholder Servicing	Years
Fund/Class	(as a percentage of	Fee (as a percentage of	To
	average daily net	average daily net	Conversion
	assets of class)	assets of class)
Voyageur Mutual Funds III
Delaware Large Cap Core Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Delaware Select Growth Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R	.50%	N/A	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A
Voyageur Tax Free Funds
Delaware Tax-Free Minnesota Fund
Class A	.25%	N/A	N/A
Class C	.75%	.25%	N/A
Class R6	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A